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                                  EXHIBIT 99.1


CERTIFICATIONS OF THE CEO AND CFO PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED
           PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        CERTIFICATION OF CHIEF EXECUTIVE OFFICER AND CHIEF FINANCIAL OFFICER

        CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

                  In connection with the Quarterly Report of Columbia Bancorp (the "Company") on Form 10-Q for the period ending September 30, 2002, as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, Roger L. Christensen, President and Chief Executive Officer of the Company, and Greg B. Spear, Chief Financial Officer, each certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that: (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.



/s/ Roger L. Christensen
-------------------------------------
Roger L. Christensen,
President and Chief Executive Officer
November 13, 2002


/s/ Greg B. Spear
-------------------------------------
Greg B. Spear
Executive Vice President and
Chief Financial Officer
November 13, 2002